Exhibit 99.1

A Message to Our Stockholders

	September 30, 2010	September 30, 2009

Net Income (Bank)	$9,183,000	$4,314,000
Income Available to Common Shareholder (Bancshares)	$7,829,000	$4,066,000
Earnings per Common Share	$1.41	$0.73
Allowance for Loan Losses	$7,574,000	$6,895,000
Common Stock Equity	$82,722,000	$72,602,000
Common Stock Book Value	$14.88	$13.11
Return on Average Assets	1.19%	0.56%
Return on Average Common Equity	13.37%	7.11%

Dear Shareholders:

First Guaranty Bank’s momentum continues! In the first nine months of 2010, First Guaranty Bancshares, Inc. has produced $8,829,000 in net income with $7,829,000 in net income to common shareholders after preferred dividends. Net earnings per common share are $1.41. Dividends totaling $2,667,000 have been paid to common shareholders. Dividends totaling $1,000,000 have been paid to preferred shareholders. The balance of $5,162,000 in earnings has been retained to enhance equity.

As can be seen from the financial figures above, First Guaranty Bancshares, Inc. performance for the first nine months of 2010 far exceeds the performance for the first nine months of 2009. Income available to common shareholders has increased by $3,763,000. Earnings per common share have increased by $0.68. Common shareholders’ equity has increased by $10,120,000. Book value has increased by $1.77 per share.

These increases in earnings and equity have been attained while at the same time contributing $2,506,000 to the provision for loan loss. Shareholder value has increased while the integrity of the bank has been protected. The $5,162,000 increase in retained earnings and the $2,506,000 contribution to the loan loss provision have added a total of $7,668,000 to strengthen and protect the company against adversity.

First Guaranty Bank’s performance, as compared to its peers on both a regional and national level has been exceptional. According to the data released as of June 30, 2010, First Guaranty Bank was out performing its regional and national peers on return on assets, return on equity, dividend payout ratio, interest income, and net interest income.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

/s/ Alton B. Lewis

Alton B. Lewis
Chief Executive Officer
First Guaranty Bancshares, Inc.

Consolidated
Statements of Condition
(in thousands, except share data)

	September 30,
	2010	2009
	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$34,265	$15,101
Interest-earning demand deposits with banks	43	37,512
Federal funds sold	569	-
Cash and cash equivalents	34,877	52,613

Interest-earning time deposits with banks	-	13,123

Investment securities:
Available for sale, at fair value	386,523	245,943
Held to maturity, at cost (estimated fair value of 0 and $2,837, respectively)	-	2,665
Investment securities	386,523	248,608

Federal Home Loan Bank stock, at cost	2,293	948
Loans held for sale	40	-

Loans, net of unearned income	607,516	595,152
Less: allowance for loan losses	7,574	6,895
Net loans	599,942	588,257

Premises and equipment, net	16,185	16,243
Goodwill	1,999	1,999
Intangible assets, net	1,784	1,952
Other real estate, net	3,531	1,140
Accrued interest receivable	6,391	6,635
Other assets	6,927	3,410
Total Assets	$1,060,492	$934,928

Liabilities and Stockholders’ Equity
Deposits:
Noninterest-bearing demand	$126,447	$116,878
Interest-bearing demand	169,006	181,140
Savings	44,831	42,990
Time	585,653	479,630
Total deposits	925,937	820,638

Short-term borrowings	12,409	11,495
Accrued interest payable	3,116	3,789
Long-term borrowings	12,508	845
Other liabilities	2,876	4,879
Total Liabilities	956,846	841,646

Stockholders’ Equity
Preferred stock:
Series A - $1,000 par value - authorized 5,000 shares; issued and outstanding 2,069.9 shares	19,801	19,529
Series B - $1,000 par value - authorized 5,000 shares; issued and outstanding 103 shares	1,123	1,151
Common stock:
$1 par value - authorized 100,600,000 shares; issued and outstanding 5,559,644 shares	5,560	5,560
Surplus	26,459	26,459
Retained earnings	45,229	38,023
Accumulated other comprehensive income (loss)	5,474	2,560
Total Stockholders’ Equity	103,646	93,282
Total Liabilities and Stockholders’ Equity	$1,060,492	$934,928

Consolidated
Statements of Income
(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended September 30,
	2010	2009
	(unaudited)
Interest Income:
Loans (including fees)	$9,221	$9,075
Loans held for sale	1	2
Deposits with other banks	12	63
Securities (including FHLB stock)	3,779	3,039
Federal funds sold	3	6
Total Interest Income	13,016	12,185

Interest Expense:
Demand deposits	209	268
Savings deposits	11	12
Time deposits	3,231	3,286
Borrowings	27	68
Total Interest Expense	3,478	3,634

Net Interest Income	9,538	8,551
Provision for loan losses	1,204	742
Net Interest Income after Provision for Loan Losses	8,334	7,809

Noninterest Income:
Service charges, commissions and fees	1,072	1,073
Net gains on sale of securities	1,001	33
Loss on securities impairment	0	(242)
Net gains on sale of loans	22	74
Other	465	331
Total Noninterest Income	2,560	1,269

Noninterest Expense:
Salaries and employee benefits	2,945	2,691
Occupancy and equipment expense	815	705
Net cost from other real estate & repossessions	138	86
Regulatory assessment	374	355
Other	2,183	2,130
Total Noninterest Expense	6,455	5,967

Income Before Income Taxes	4,439	3,111
Provision for income taxes	1,572	1,083
Net Income	2,867	2,028
Preferred Stock Dividends	(334)	(228)
Income Available to Common Shareholders	$2,533	$1,800

Per Common Share:
Earnings	$0.46	$0.32
Cash dividends paid	$0.16	$0.16

Average Common Shares Outstanding	5,559,644	5,559,644

Return on Average Assets	1.16%	0.86%
Return on Average Common Equity	12.84%	9.14%

Consolidated Statements of Income
(in thousands, except share, per share data and percentages)

	For the Nine-Month Period Ended September 30,
	2010	2009
	(unaudited)
Interest Income:
Loans (including fees)	$27,209	$26,605
Loans held for sale	5	5
Deposits with other banks	31	372
Securities (including FHLB stock)	10,723	7,581
Federal funds sold	8	33
Total Interest Income	37,976	34,596

Interest Expense:
Demand deposits	639	1,022
Savings deposits	32	89
Time deposits	8,760	10,381
Borrowings	97	228
Total Interest Expense	9,528	11,720

Net Interest Income	28,448	22,876
Provision for loan losses	2,506	2,091
Net Interest Income after Provision for Loan Losses	25,942	20,785

Noninterest Income:
Service charges, commissions and fees	3,070	3,093
Net gains on sale of securities	2,367	43
Loss on securities impairment	0	(242)
Net gains on sale of loans	173	345
Other	1,171	852
Total Noninterest Income	6,781	4,091

Noninterest Expense:
Salaries and employee benefits	8,789	8,184
Occupancy and equipment expense	2,323	2,116
Net cost from other real estate & repossessions	302	266
Regulatory assessment	1,119	1,720
Other	6,624	6,014
Total Noninterest Expense	19,157	18,300

Income Before Income Taxes	13,566	6,576
Provision for income taxes	4,737	2,282
Net Income	8,829	4,294
Preferred Stock Dividends	(1,000)	(228)
Income Available to Common Shareholders	$7,829	$4,066

Per Common Share:
Earnings	$1.41	$0.73
Cash dividends paid	$0.48	$0.48

Average Common Shares Outstanding	5,559,644	5,559,644
Return on Average Assets	1.19%	0.56%
Return on Average Common Equity	13.37%	7.11%

Book Value Per Common Share	$14.88	$13.11

Bank Officers

Executive Officers	Assistant Vice Presidents
Alton B. Lewis, Jr.*	Edward P. Bertoniere
Chief Executive Officer
Guaranty Square	Teri L. Duncan

Michael R. Sharp*	Pamela A. Gaspard
President
Guaranty Square	Joyce N. Glass

Larry A. Stark	Ludrick P. Hidalgo
Executive Vice President
Guaranty Square	Rufus C. Lemaire

Eric J. Dosch*	Mikki M. Kelley
Chief Financial Officer
Guaranty Square	Robert M. Mizell

Senior Vice Presidents	Ronald C. Pittman
Glenn A. Duhon, Sr.
Southwest Louisiana Division	Deborah B. Westmoreland
Manager
Abbeville	Officers
Pamela A. Carrico
Michael F. Lofaso
Commercial Lender	Frances L. Carrington
Ponchatoula
Vanessa R. Drew
Vice Presidents
Mark A. Bagwell	Jake I. Duos

Thomas F. Brothers	Jeannette N. Ernst

Cheryl Q. Brumfield	Danielle D. Fridge

Christopher O. Coker	Shirley P. Jones

Ronald W. Edmonds	Julie M. Lewis

Denise D. Fletcher	Tiffany C. Moore

Bernadette Z. Kemp	Michael A. Mosbey

Stephen F. Lampton	Diane Patterson

Vera S. Matthews	Scott B. Schilling

William D. McCormick, Sr.	Lisa B. Thompson

Evan M. Singer	Randy S. Vicknair

J. Richard Stark	Jeffery C. Wainwright

Christy L. Wells	Amy N. Wales

Renee S. Young

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers	Service24 ATM Locations

South Louisiana	South Louisiana
Abbeville Banking Center	Abbeville
Amite Banking Center	799 West Summers Drive
Denham Springs	Amite
Banking Center	100 East Oak Street
Hammond Banking Centers:	1014 West Oak Street
First Guaranty Square	Denham Springs
Guaranty West	2231 South Range Avenue
Independence Banking Center	Hammond
Jennings Banking Center	1201 West University Avenue
Kentwood Banking Center	2111West Thomas Street
Ponchatoula Banking Centers:	400 East Thomas Street
Ponchatoula	North Oaks Medical Center
Berryland	North Oaks Rehabilitation Center
Walker Banking Center	Independence
455 West Railroad Ave.
North Louisiana	Lallie Kemp Regional
Benton Banking Center	Medical Center
Dubach Banking Center	Jennings
Haynesville Banking Center	500 North Cary
Homer Banking Center	Kentwood
Oil City Banking Center	708 Avenue G
Vivian Banking Center	Loranger
19518 Hwy 40
Ponchatoula
105 Berryland
170 West Hickory Street
Robert
22628 Highway 190
Walker
29815 Walker Rd. S

North Louisiana
Benton
189 Burt Boulevard
Dubach
117 East Hico Street
Haynesville
10065 Highway 79
Homer
401 North 2nd Street
Homer Memorial Hospital
Oil City
126 South Highway 1
Vivian
102 East Louisiana Avenue